UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2016

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

Kellner Merger Fund

Annual Report
December 31, 2016

Table of Contents

Letter to Shareholders	3

Performance Summary	9

Expense Example	11

Sector Allocation of Portfolio Assets	13

Schedule of Investments	14

Schedule of Securities Sold Short	17

Statement of Assets and Liabilities	18

Statement of Operations	20

Statements of Changes in Net Assets	22

Statement of Cash Flows	24

Financial Highlights	25

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	42

Approval of Investment Advisory Agreement	43

Information about Trustees and Officers	47

Householding	50

Notice to Shareholders	51

Privacy Notice	52

KELLNER MERGER FUND

December 31, 2016

Dear Fellow Shareholders:

The Kellner Merger Fund (the “Fund”) was down 0.30% and 0.01% for the Investor Class and Institutional Class, respectively, for the fiscal year ended December 31, 2016.

Total Returns as of 12/31/2016

			Annualized
	3-Month	1-Year	Since Inception*
GAKAX – Investor Class	0.67%	-0.30%	2.58%
GAKIX – Institutional Class	0.76%	-0.01%	2.96%
BofA Merrill Lynch 3-Month T-Bill Index	0.09%	0.33%	0.12%
HFRX Merger Arbitrage Index	1.11%	4.30%	4.16%

*	The Kellner Merger Fund began trading 6/29/2012

Returns greater than 1 year are average annual returns with an inception date of 6/29/12. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com.

Net Expense Ratio (What the investor has paid): 2.47% for Investor Class and 2.31% for Institutional Class#^; Gross Expense Ratio 2.54% for Investor Class and 2.41% for Institutional Class

#	Excluding interest expense and dividends on securities sold short, the Net Expense Ratio would have been 1.75% for Investor Class and 1.50% for Institutional Class.

^
The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses, through at least April 28, 2017, to ensure that Total Annual Fund Operating Expenses After Fee Waiver (excluding acquired  fund  fees  and  expenses  (“AFFE”),  taxes,  interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.75% and 1.50% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively.

Portfolio Review

In 2016, the Fund invested in approximately 109 different merger situations and was once again heavily concentrated in North America.  Strategic deals continued to dominate the portfolio, making up about 90% of the Fund’s holdings, on average.  The unanticipated events of 2016:  the Brexit vote, the election of Donald Trump and the interjection of populism into the merger and acquisition review process, could have weakened the confidence of dealmakers.  Instead, 2016 delivered the third most active year for mergers.  Several factors made it more difficult to predict the outcome
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KELLNER MERGER FUND

of deals, resulting in a disappointing year for the Fund.  It started in the second quarter with the introduction of aggressive tax policies to scuttle the deal between Allergan plc and Pfizer, Inc.  This was followed by increased regulatory scrutiny and the eventual termination of deals between Office Depot, Inc. and Staples, Inc., Baker Hughes, Inc. and Halliburton Co., Energy Transfer Equity, L.P. and Williams Companies, Inc., and Lam Research Corp. and KLA-Tencor Corp.  All told, $580 billion in deals were withdrawn or cancelled in 2016.  Despite the challenging environment, our disciplined approach to risk management and a number of deals completing successfully during the second half of the year, enabled us to finish the year essentially flat.

There were $3.6 trillion in deals announced worldwide in 2016, a 17% drop from 2015’s record year of $4.4 trillion.  The U.S. continued to lead the way with $1.7 trillion in announced takeovers, down 18% year-over-year.  After a flurry of large deals, merger and acquisition activity was $1.2 trillion in the fourth quarter.  Deals were spread across all industries with AT&T, Inc.’s $108 billion deal for Time Warner, Inc. being one of the biggest of the year.  British American Tobacco plc (“BAT”) made a $58.2 billion offer for the approximately 58% of Reynolds American, Inc. (“Reynolds”) it doesn’t already own.  Reynolds rejected the initial offer from BAT, but an agreement between the two companies was reached early in 2017.  Qualcomm, Inc. paid $46 billion to acquire NXP Semiconductors NV and CenturyLink, Inc. will buy Level 3 Communications, Inc. for $33.5 billion.  In the oil and gas space, Sunoco Logistics Partners L.P. has agreed to buy Energy Transfer Properties for $51.3 billion.  Healthcare continued to see deals with Shire plc acquiring Baxalta, Inc. for $35.5 billion in June and Abbot Laboratories completing its $30.1 billion deal with St. Jude Medical, Inc.  Although large deals slipped year-over-year, there were 13 deals over $25 billion announced in 2016, just slightly below 2015 and 28 transactions valued at $10 billion or more in 2016, compared to 44 last year.

Performance

There were many deals that contributed positively to the performance for the Fund.  The biggest gain came from the completion of the Time Warner Cable (“TWC”)/ Charter Communications (“CHTR”) transaction.  2015 saw the breakup of the TWC merger with Comcast Corp. (“CMCSA”) and the subsequent agreement between TWC and CHTR.  Coming into 2016, the merger had a significant spread due to lingering Federal Communication Commission (“FCC”) concerns that had plagued the previous merger between TWC and CMCSA.  We believed that the prospects for approval of this merger were a lot higher as it did not raise the same issues that caused the FCC to find TWC’s acquisition of CMCSA not to be in the public interest.  All approvals were received and the deal closed in May.
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KELLNER MERGER FUND

Also positively impacting the portfolio was the successful completion of the deal between BG Group (“BG”) and Royal Dutch Shell (“RDS”).  The $54 billion transaction, announced in April of 2015, was cast into doubt as the oil market cratered in late 2015 into early 2016 and investors questioned whether the deal still made economic sense in light of the underlying commodity move.  Despite this volatility, RDS continued to tout the merits of the acquisition and the value of BG’s LNG assets.  Since this was a cash and stock deal, an RDS shareholder vote was required, which caused concern that RDS shareholders would vote the deal down.  The long-term strategic merits of the merger and the cross ownership of stock between the two companies proved to outweigh the short-term concerns of a few shareholders.  In late January 2016, more than 80% of RDS shareholders voted in favor of the deal and it closed in mid-February.

Finally, we profited in the third quarter from the volatility in the spread in the $120 billion megadeal between brewers SAB Miller plc (“SAB”) and Anheuser-Busch InBev (“ABI” or “AB Inbev”).  With the depreciation of the British Pound after the Brexit vote, a few large SAB Miller shareholders were looking for an increased price from AB Inbev believing they weren’t being compensated for the currency move.  AB Inbev increased the cash consideration by £1.00, less than what the dissenting shareholders were looking for.  This caused SAB Miller’s stock to trade off as there was concern that the shareholder vote would not be obtained to approve the deal.  Despite the efforts of these shareholders to convince others to vote down the new terms, shareholders overwhelmingly approved the transaction with over 95% voting in favor.  We continued to increase the size of our position throughout the third quarter, making it our largest position, and the deal completed successfully early in the fourth quarter.

Our performance was dampened by the breakup of several deals throughout the year.  First, in early April, the Secretary of the Treasury, Jacob Lew, issued new rules to curb corporate tax inversions, a strategy where a U.S. company buys a company in a country with a lower tax rate then re-domiciles.  Despite a statement from the Treasury to the contrary, we believe these guidelines were directly aimed at breaking up the $160 billion deal between Allergan (“AGN”) and Pfizer, Inc. (“PFE”).  The guideline which ultimately made the deal fall apart, was a 3 year look-back on any inversions that Allergan had done.  It essentially stripped AGN of its foreign status, limiting PFE’s ability to bring cash back into the U.S. to be used to finance the transaction as well as invest in R&D, which were major drivers of the deal.  Whether these guidelines would ever actually be implemented was irrelevant, as it had the desired affect that the treasury wanted:  to kill the Allergan/Pfizer deal.

Then, early May brought the 15-month battle between the Federal Trade Commission (“FTC”) and Staples, Inc. (“SPLS”) to a conclusion with a judge ruling that the company’s merger with Office Depot, Inc. (“ODP”) violated antitrust laws.  The government’s case rested on a narrow market definition where Fortune 100

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KELLNER MERGER FUND

businesses would face higher prices for office supplies if ODP and SPLS did not continue to compete head-to-head.  We do not think the FTC properly accounted for the increased challenge that newer competitors such as Amazon are bringing to the office supply market.  The decision caused both stocks to trade off heavily as their business models have been struggling for some time as Amazon continues to steal market share from both companies.

Also weighing on performance was the sell-off of Alere, Inc. (“ALR”), a maker of medical diagnostic equipment that is being purchased by Abbot Laboratories (“ABT”).  A few weeks into the deal, ALR announced that it would delay the filing of its 10-K for 2015 due to revenue recognition issues, and that it received a grand jury subpoena with regards to its sales practices and dealings with third-parties in Africa, Asia and Latin America.  In addition, the company said it would be reviewing its 2013 and 2014 10-Ks over similar concerns.  ALR became current with its financials during the third quarter but had another hiccup in the fourth quarter when one of its business units was denied billing status at the Center for Medicare & Medicaid Services.  This is being appealed by the company.  In December 2016, ABT sued ALR in Delaware court to terminate the deal claiming that ALR has suffered a material adverse change in its business, an extremely high hurdle for the companies to prove in court.  The judge will hear the case in April 2017, at which time the companies will have settled at a lower price or abide by the decision of the court.

Outlook

There is plenty to be optimistic about for both the strategy and the Fund in 2017.  All of the ingredients that have fueled activity over the last few years remain in place: low interest rates, strong equity markets, large cash balances and a need to grow through acquisition due to a lack of organic growth.  With the expectation of 2 to 3 interest rate hikes in 2017, the strategy has a built in tailwind with its positive correlation to interest rates.  In addition, the incoming administration seems to be leaning toward policies that would be friendly to a continued strong mergers and acquisition market.  With tax reform high on the incoming administration’s agenda, the repatriation of trillions of overseas dollars could be used for stock buybacks and mergers and acquisitions.  Equally important, the names mentioned by the incoming administration for the Federal Trade Commission, Federal Communications Commission, and the antitrust division of the Department of Justice are Republican nominees which historically have been friendlier to our business.

We’ve continued to focus the portfolio on North American situations.  Upheaval in Europe has created opportunities for cross-border deals and weakening currencies should help revive takeover activity in that part of the world.  We were active overseas in 2016 where a few of our largest positions originated.

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KELLNER MERGER FUND

We remain convinced that our concentrated approach and focus on highly strategic transactions can deliver the strategy with low volatility and low correlation to the overall market.  We continue to mitigate risk in the portfolio through strict position sizing and are being opportunistic in investing capital.  Deal volume remains strong and we expect it to remain consistent going forward.  All of these factors leave us excited about the prospects for the year ahead.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, L.P.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. These risks may be magnified in emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Investment in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the schedule of investments included in this report.

The Kellner Merger Fund is distributed by Quasar Distributors, LLC.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal tax advice.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month U.S. Treasury Bills.

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KELLNER MERGER FUND

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. Managers in the HFRX Merger Arbitrage Index use merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

One cannot invest directly in an index.

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KELLNER MERGER FUND

Comparison of the change in value of a $100,000 investment in the
Kellner Merger Fund – Institutional Class shares vs the BofA Merrill Lynch
3-month Treasury Bill Index and the HFRX ED: Merger Arbitrage Index

Average Annual Total Return:	1 Year	Since Inception[1]
Kellner Merger Fund – Investor Class	-0.30%	2.58%
Kellner Merger Fund – Institutional Class	-0.01%	2.96%
BofA Merrill Lynch 3-month Treasury Bill Index	0.33%	0.12%
HFRX ED: Merger Arbitrage Index	4.30%	4.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index of U.S Treasury securities maturing in 90 days.

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KELLNER MERGER FUND

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  Managers in the HFRX Merger Arbitrage Index use merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

[1]	The Fund commenced operations on June 29, 2012.

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KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the Investor Class shares and the Institutional Class shares, respectively.  Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
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KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/16	12/31/16	7/1/16 – 12/31/16
Actual(2)
Investor Class	$1,000.00	$1,016.70	$11.30
Institutional Class	$1,000.00	$1,018.40	$10.05

Hypothetical (5% return
before expenses)(3)
Investor Class	$1,000.00	$1,013.93	$11.29
Institutional Class	$1,000.00	$1,015.18	$10.03

(1)
Expenses are equal to the Investor Class and Institutional Class annualized expense ratios of 2.23% and 1.98%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $8.87 and $7.61 for the Investor Class and the Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.87 and $7.61 for the Investor Class and the Institutional Class, respectively.

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KELLNER MERGER FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total long investments, including long options.

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KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2016

Shares	COMMON STOCKS – 80.3%	Value

	Administrative and Support Services – 2.9%
12,800	LifeLock, Inc. (a)	$306,176
97,500	Team Health Holdings, Inc. (a)	4,236,375
		4,542,551
	Beverage and Tobacco
	Product Manufacturing – 2.6%
71,800	Reynolds American, Inc.	4,023,672

	Chemical Manufacturing – 6.9%
178,700	Alere, Inc. (a)(c)	6,963,939
3,700	Allergan plc (a)(b)	777,037
13,200	Monsanto Co.	1,388,772
15,300	Valspar Corp.	1,585,233
		10,714,981
	Clothing and Clothing Accessories Stores – 2.5%
39,900	G & K Services, Inc. – Class A	3,848,355

	Computer and Electronic
	Product Manufacturing – 16.3%
49,287	Dell Technologies, Inc. – Class V (a)	2,709,306
74,800	Harman International Industries, Inc.	8,314,768
83,900	Intersil Corp. – Class A	1,870,970
128,900	NXP Semiconductors NV (a)(b)	12,633,489
		25,528,533
	Credit Intermediation and Related Activities – 3.4%
33,600	EverBank Financial Corp.	653,520
135,400	Yadkin Financial Corp.	4,638,804
		5,292,324
	Food Manufacturing – 6.4%
180,400	WhiteWave Foods Co. – Class A (a)(c)	10,030,240

	Health and Personal Care Stores – 1.2%
228,500	Rite Aid Corp. (a)	1,882,840

	Insurance Carriers and Related Activities – 3.7%
46,300	Endurance Specialty Holdings Ltd. (b)(c)	4,278,120
7,600	Humana, Inc.	1,550,628
		5,828,748
	Machinery Manufacturing – 1.7%
92,700	Joy Global, Inc.	2,595,600

The accompanying notes are an integral part of these financial statements.

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KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Shares	COMMON STOCKS – 80.3% (Continued)	Value

	Merchant Wholesalers, Nondurable Goods – 3.4%
109,800	CST Brands, Inc. (c)	$5,286,870

	Miscellaneous Manufacturing – 5.1%
98,900	St. Jude Medical, Inc.	7,930,791

	Motion Picture and Sound
	Recording Industries – 1.9%
30,600	Time Warner, Inc.	2,953,818

	Performing Arts, Spectator Sports,
	and Related Industries – 0.0%
2,500	Dover Motorsports, Inc.	5,750

	Pipeline Transportation – 6.0%
49,400	Columbia Pipeline Partners LP	847,210
240,400	Energy Transfer Partners LP	8,608,724
		9,455,934
	Publishing Industries (except Internet) – 3.3%
122,300	Brocade Communications Systems, Inc.	1,527,527
96,600	Mentor Graphics Corp.	3,563,574
		5,091,101
	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 4.0%
185,300	Bats Global Markets, Inc.	6,209,403

	Sporting Goods, Hobby, Musical
	Instrument, and Book Stores – 3.6%
96,300	Cabela’s, Inc. (a)(c)	5,638,365

	Telecommunications – 1.4%
7,300	Inteliquent, Inc.	167,316
37,500	Level 3 Communications, Inc. (a)	2,113,500
		2,280,816
	Utilities – 4.0%
152,500	Spectra Energy Corp.	6,266,225
	TOTAL COMMON STOCKS (Cost $125,250,842)	125,406,917

	REITS – 2.6%

	Real Estate – 2.6%
131,700	Equity One, Inc.	4,041,873
	TOTAL REITS (Cost $3,931,737)	4,041,873

The accompanying notes are an integral part of these financial statements.

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KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Contracts	PURCHASED OPTIONS – 0.0%	Value

	Call Options – 0.0%
441	CBOE Holdings, Inc.
	Expiration: January 2017, Exercise Price: $77.50	$8,820

	Put Options – 0.0%
128	Harman International Industries, Inc.
	Expiration: January 2017, Exercise Price: $95.00	640
	TOTAL PURCHASED OPTIONS (Cost $41,562)	9,460

Shares	MONEY MARKET FUNDS – 14.9%
23,313,437	Fidelity Investments Money Market
	Government Portfolio – Class I, 0.25% (d)	23,313,437
	TOTAL MONEY MARKET FUNDS
	(Cost $23,313,437)	23,313,437
	Total Investments in Securities
	(Cost $152,537,578) – 97.8%	152,771,687
	Other Assets in Excess of Liabilities – 2.2%	3,397,843
	NET ASSETS – 100.0%	$156,169,530

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Rate shown is the 7-day annualized yield as of December 31, 2016.
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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KELLNER MERGER FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2016

Shares	COMMON STOCKS – 22.1%	Value

	Beverage and Tobacco Product Manufacturing – 1.4%
19,753	British American Tobacco plc – ADR	$2,225,570

	Chemical Manufacturing – 2.1%
86,122	Abbott Laboratories	3,307,946

	Credit Intermediation and Related Activities – 3.0%
292,464	F.N.B. Corp.	4,688,198

	Insurance Carriers and Related Activities – 0.5%
6,363	Aetna, Inc.	789,076

	Pipeline Transportation – 9.6%
150,063	Enbridge, Inc. (b)	6,320,653
360,600	Sunoco Logistics Partners LP	8,661,612
		14,982,265
	Professional, Scientific, and
	Technical Services – 1.9%
36,941	VMware, Inc. – Class A (a)	2,908,365

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 2.8%
59,294	CBOE Holdings, Inc.	4,381,234

	Telecommunications – 0.8%
8,220	AT&T, Inc.	349,597
37,671	CenturyLink, Inc.	895,816
		1,245,413
	TOTAL COMMON STOCKS
	(Proceeds $32,626,955)	34,528,067

	REITS – 2.6%

	Real Estate – 2.6%
59,265	Regency Centers Corp.	4,086,322
	TOTAL REITS (Proceeds $3,970,072)	4,086,322
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $36,597,027)	$38,614,389

(a)	Non-income producing security.
(b)	Foreign issued security.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2016

ASSETS
Investments in securities, at value (identified cost $152,537,578)	$152,771,687
Segregated cash at custodian	1,010,000
Deposit at broker for derivative instruments[1]	40,383,083
Receivables
Securities sold	1,052,086
Dividends and interest	62,856
Fund shares purchased	353,661
Prepaid expenses	15,847
Total assets	195,649,220
LIABILITIES
Securities sold short (proceeds $36,597,027)	38,614,389
Payables
Securities purchased	505,552
Fund shares redeemed	99,649
Due to advisor	165,557
Administration and fund accounting fees	31,144
Transfer agent fees and expenses	14,049
Audit fees	22,798
Chief Compliance Officer fee	1,500
Custody fees	3,708
Legal fees	2,498
12b-1 distribution fees – Investor Class	4,713
Reports to shareholders	12,500
Accrued other expenses	1,633
Total liabilities	39,479,690
NET ASSETS	$156,169,530

[1]	Deposit at broker serves as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

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KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2016, Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class Shares
Net assets applicable to shares outstanding	$6,369,524
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	622,999
Net asset value, offering and redemption price per share	$10.22

Institutional Class Shares
Net assets applicable to shares outstanding	$149,800,006
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	14,408,034
Net asset value, offering and redemption price per share	$10.40
COMPONENTS OF NET ASSETS
Paid-in capital	$159,840,513
Accumulated net realized loss on investments, foreign currency, options,
securities sold short and swap contracts	(1,887,731)
Net unrealized appreciation/(depreciation) on:
Investments	266,211
Foreign currency	1
Purchased options	(32,102)
Securities sold short	(2,017,362)
Net unrealized depreciation on investments, foreign currency,
options and securities sold short	(1,783,252)
Net assets	$156,169,530

The accompanying notes are an integral part of these financial statements.

19

KELLNER MERGER FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $249)	$1,032,676
Interest	149,970
Total income	1,182,646
Expenses
Advisory fees (Note 4)	2,082,766
Administration and fund accounting fees (Note 4)	189,233
Transfer agent fees and expenses (Note 4)	83,169
Registration fees	41,457
12b-1 distribution fees – Investor Class (Note 5)	25,694
Audit fees	22,798
Custody fees (Note 4)	21,759
Printing and mailing expense	16,613
Trustee fees	11,739
Legal fees	11,327
Miscellaneous	10,901
Chief Compliance Officer fee (Note 4)	8,990
Total expenses before dividends on short positions
and interest expense	2,526,446
Dividends expense on short positions	591,626
Interest expense	256,136
Total expenses before expense waiver by Advisor	3,374,208
Less: expenses waived by Advisor (Note 4)	(1,433)
Net expenses	3,372,775
Net investment loss	(2,190,129)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN
CURRENCY, OPTIONS, SECURITIES SOLD SHORT AND SWAP CONTRACTS
Net realized gain/(loss) on transactions from:
Investments	8,110,841
Foreign currency	1,569,664
Purchased options	(156,797)
Written options	462,756
Securities sold short	(9,115,268)
Swap contracts	1,074,918
Net change in unrealized appreciation/(depreciation) on:
Investments	773,247
Foreign currency	(22,084)
Purchased options	(32,102)
Securities sold short	(1,369,371)
Swap contracts	(63,355)
Net realized and unrealized gain on investments, foreign currency,
options, securities sold short and swap contracts	1,232,449
Net Decrease in Net Assets Resulting from Operations	$(957,680)

The accompanying notes are an integral part of these financial statements.

20

KELLNER MERGER FUND

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21

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(2,190,129)	$(1,171,759)
Net realized gain/(loss) on transactions from:
Investments	8,110,841	718,332
Foreign currency	1,569,664	(9,664)
Purchased options	(156,797)	(76,824)
Written options	462,756	105,042
Securities sold short	(9,115,268)	(1,555,297)
Swap contracts	1,074,918	5,507,846
Net change in unrealized appreciation/(depreciation) on:
Investments	773,247	(2,839,289)
Foreign currency	(22,084)	22,085
Purchased options	(32,102)	(15,799)
Written options	—	(38,618)
Securities sold short	(1,369,371)	955,775
Swap contracts	(63,355)	(731,153)
Net increase/(decrease) in net assets
resulting from operations	(957,680)	870,677
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class Shares	—	(15,951)
Institutional Class Shares	—	(160,626)
From net realized gain on investments
Investor Class Shares	(31,206)	(359,059)
Institutional Class Shares	(710,931)	(3,583,610)
Total distributions to shareholders	(742,137)	(4,119,246)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	28,863,472	77,679,379
Total increase in net assets	27,163,655	74,430,810
NET ASSETS
Beginning of year	129,005,875	54,575,065
End of year	$156,169,530	$129,005,875
Includes accumulated net investment loss of	$—	$(63,355)

The accompanying notes are an integral part of these financial statements.

22

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Investor Class Shares
Shares sold	511,951	$5,276,717	1,179,509	$12,690,464
Shares issued on reinvestments
of distributions	2,990	30,493	35,860	368,643
Shares redeemed	(948,433)	(9,647,726)	(284,677)	(3,010,571)
Net increase/(decrease)	(433,492)	$(4,340,516)	930,692	$10,048,536

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	9,751,123	$101,964,743	10,518,887	$113,475,280
Shares issued on reinvestments
of distributions	67,782	702,895	333,899	3,479,227
Shares redeemed	(6,716,439)	(69,463,650)	(4,595,714)	(49,323,664)
Net increase	3,102,466	$33,203,988	6,257,072	$67,630,843

The accompanying notes are an integral part of these financial statements.

23

KELLNER MERGER FUND

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2016

Increase/(decrease) in cash—
Cash flows from operating activities:
Net decrease in net assets from operations	$(957,680)
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(326,988,846)
Proceeds from sale of investment securities	255,535,779
Proceeds from short sales	110,320,558
Closed short sale transactions	(121,316,775)
Proceeds from written options	556,295
Closed options	(93,539)
Sale of short-term investments, net	5,171,587
Decrease in foreign currency	46
Decrease in deposits at broker	1,796,303
Decrease in dividends and interest receivable	8,763
Increase in receivable for securities sold	(1,052,086)
Decrease in prepaid expenses and other assets	2,123
Increase in due to Advisor	45,808
Increase in payable for securities purchased	218,944
Decrease in payable for dividends on short positions	(43,203)
Decrease in accrued administration fees	(6,088)
Decrease in 12b-1 distribution and service fees	(1,902)
Increase in custody fees	680
Decrease in transfer agent fees and expenses	(1,127)
Increase in other accrued expenses	10,593
Net realized loss on investments, purchased options,
written options and securities sold short	698,468
Unrealized depreciation on securities, purchased options,
securities sold short and swap contracts	691,581
Return of capital dividend	3,939
Proceeds received through mergers	45,709,061
Long-term capital gain dividend	15,258
Litigation proceeds	1,403
Net cash used in operating activities	(29,674,057)

Cash flows from financing activities:
Proceeds from shares sold	108,923,342
Payment on shares redeemed	(79,259,442)
Distributions paid in cash	(8,748)
Net cash provided by financing activities	29,655,152
Net decrease in cash	(18,905)
Cash:
Beginning balance	1,028,905
Ending balance	$1,010,000

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$733,388
Cash paid for interest	$256,136

The accompanying notes are an integral part of these financial statements.

24

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Investor Class Shares

				May 1,		June 29,
				2013		2012**
				through		through
	Year Ended December 31,			December 31,		April 30,
	2016	2015	2014	2013*		2013
Net asset value,
beginning of period	$10.30	$10.43	$10.21	$10.29		$10.00
Income from investment operations:
Net investment loss^	(0.16)	(0.15)	(0.13)	(0.04)		(0.12)
Net realized and unrealized
gain on investments	0.13	0.38	0.47	0.40		0.41
Total from investment operations	(0.03)	0.23	0.34	0.36		0.29

Less distributions:
From net investment income	—	(0.02)	—	—		—
From net realized
gain on investments	(0.05)	(0.34)	(0.12)	(0.44)		—
Total distributions	(0.05)	(0.36)	(0.12)	(0.44)		—
Net asset value, end of period	$10.22	$10.30	$10.43	$10.21		$10.29

Total return	-0.30%	2.22%	3.31%	3.54	%+	2.90	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$6,370	$10,882	$1,312	$3,343		$3,197
Ratio of expenses
to average net assets:
Before fee waiver and
expense reimbursement	2.26%	2.51%	4.75%	8.29	%++	9.23	%++
After fee waiver and
expense reimbursement#	2.26%	2.44%	2.87%	3.00	%++	2.50	%++
Ratio of net investment loss
to average net assets:
Before fee waiver and
expense reimbursement	(1.55%)	(1.44%)	(3.15%)	(5.81	%)++	(8.20	%)++
After fee waiver and
expense reimbursement	(1.55%)	(1.37%)	(1.27%)	(0.52	%)++	(1.47	%)++
Portfolio turnover rate	223.84%	228.64%	214.06%	143.51	%+	37.59	%+

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.
^	Based on average shares outstanding.
#	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.75% for all periods shown in the table.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

25

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares

				May 1,		June 29,
				2013		2012**
				through		through
	Year Ended December 31,			December 31,		April 30,
	2016	2015	2014	2013*		2013
Net asset value,
beginning of period	$10.45	$10.55	$10.25	$10.31		$10.00
Income from investment operations:
Net investment loss^	(0.13)	(0.14)	(0.14)	(0.02)		(0.06)
Net realized and unrealized
gain on investments	0.13	0.40	0.56	0.40		0.37
Total from investment operations	—	0.26	0.42	0.38		0.31

Less distributions:
From net investment income	—	(0.02)	—	—		—
From net realized
gain on investments	(0.05)	(0.34)	(0.12)	(0.44)		—
Total distributions	(0.05)	(0.36)	(0.12)	(0.44)		—
Net asset value, end of period	$10.40	$10.45	$10.55	$10.25		$10.31

Total return	-0.01%	2.48%	4.08%	3.73	%+	3.20	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$149,800	$118,124	$53,263	$1,027		$1,100
Ratio of expenses
to average net assets:
Before fee waiver and
expense reimbursement	2.01%	2.38%	3.00%	8.03	%++	7.50	%++
After fee waiver and
expense reimbursement#	2.01%	2.28%	2.59%	2.76	%++	2.04	%++
Ratio of net investment loss
to average net assets:
Before fee waiver and
expense reimbursement	(1.30%)	(1.42%)	(1.74%)	(5.53	%)++	(6.18	%)++
After fee waiver and
expense reimbursement	(1.30%)	(1.32%)	(1.33%)	(0.26	%)++	(0.72	%)++
Portfolio turnover rate	223.84%	228.64%	214.06%	143.51	%+	37.59	%+

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.
^	Based on average shares outstanding.
#	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.50% for all periods shown in the table.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

26

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016

NOTE 1 – ORGANIZATION

The Kellner Merger Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns with less volatility than in the equity markets.  The Fund commenced operations on June 29, 2012.  The Fund currently offers Investor Class shares and Institutional Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s return filed for open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

27

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund and the Kellner Event Fund are each charged for those expenses that are directly attributable to a Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2016, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed
Net Investment	Accumulated Net
Income/(Loss)	Realized Gain/(Loss)	Paid-in Capital
$2,253,484	$(1,728,328)	$(525,156)

28

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Foreign Securities: The Fund may invest without limitation in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

H.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In

29

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge  investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Fund’s advisor, Kellner Management, L.P. (the “Advisor”), and consistent with the Fund’s investment objective and policies.

When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

30

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent the Fund does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of cash or high-grade securities equal to the market value of the option, marked to market daily.  In lieu of maintaining cash or high-grade securities in a segregated account, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Fund may enter into total return swap agreements.  A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange.  The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the statement of operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the statement of operations.

The Fund invests in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap.  Total return swaps normally do not involve the delivery of securities or other underlying assets.  If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts

31

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

shown in the statement of assets and liabilities. Total return swap contracts outstanding at period end are listed after the Fund’s schedule of investments.

As of December 31, 2016, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contracts –
Purchased Options	Investments in securities, at value	$9,460
Equity Contracts	Unrealized depreciation
	on purchased options	(32,102)

The effect of derivative instruments on the statement of operations for the year ended December 31, 2016 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(156,797)
Equity Contracts	Realized gain on written options	462,756
Equity Contracts	Realized gain on swap contracts	1,074,918
Equity Contracts	Change in unrealized depreciation
	on purchased options	(32,102)
Equity Contracts	Change in unrealized appreciation
	on swap contracts	(63,355)

The average monthly market values of purchased and written options during the year ended December 31, 2016 for the Fund were $72,115 and $125,474, respectively. The average monthly notional values of long and short total return swaps held by the Fund during the year ended December 31, 2016 were $12,678,375 and $371,293, respectively.

Transactions in written options contracts for the year ended December 31, 2016, are as follows:

	Contracts	Premiums Received
Beginning balance	—	$—
Options written	3,497	556,295
Options closed	(657)	(107,004)
Options expired	(2,840)	(449,291)
Outstanding at December 31, 2016	—	$—

The Fund is required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The guidance requires retrospective application for all comparative periods presented.

32

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

A fund may mitigate credit risk with respect to over-the-counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties.  These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian.  The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement.  To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2016, the Fund did not hold investments such as written options and total return swaps which require disclosure of offsetting amounts.

J.
New Accounting Pronouncement: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

K.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

33

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy. Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Total Return Swaps: Prices of swap contracts are provided by a pricing service approved by the Board of Trustees (“Board”) and are generally classified in level 2.
34

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2016:
35

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Administrative Support	$4,542,551	$—	$—	$4,542,551
Arts, Entertainment
and Recreation	5,750	—	—	5,750
Finance and Insurance	17,330,475	—	—	17,330,475
Information	10,325,735	—	—	10,325,735
Manufacturing	60,823,817	—	—	60,823,817
Retail Trade	11,369,560	—	—	11,369,560
Transportation and
Warehousing	9,455,934	—	—	9,455,934
Utilities	6,266,225	—	—	6,266,225
Wholesale Trade	5,286,870	—	—	5,286,870
Total Common Stocks	125,406,917	—	—	125,406,917
REITS	4,041,873	—	—	4,041,873
Purchased Options
Call Options	—	8,820	—	8,820
Put Options	—	640	—	640
Total Purchased Options	—	9,460	—	9,460
Money Market Funds	23,313,437	—	—	23,313,437
Total Investments
in Securities	$152,762,227	$9,460	$—	$152,771,687
Liabilities:
Securities Sold Short	$38,614,389	$—	$—	$38,614,389

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at December 31, 2016, the end of the reporting period.  During the year ended December 31, 2016, the Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2016, the Advisor provided the Fund with investment management services under an investment advisory agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 1.25% based upon the average daily net assets of the

36

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

Fund. For the year ended December 31, 2016, the Fund incurred $2,082,766 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends and interest expense on securities sold short and extraordinary expenses) to 1.75% and 1.50% of average daily net assets for Investor Class shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2016, the Advisor reduced its fees in the amount of $1,433; no amounts were reimbursed to the advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Date	Amount
12/31/17	$169,027
12/31/18	83,673
12/31/19	1,433
$254,133

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is
37

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended December 31, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$189,233
Transfer agency (a)	65,271
Custody	21,759
Chief Compliance Officer	8,990

(a) Does not include out-of-pocket expenses.

At December 31, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$31,144
Transfer agency (a)	10,735
Custody	3,708
Chief Compliance Officer	1,500

(a) Does not include out-of-pocket expenses.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended December 31, 2016, the Fund incurred distribution expenses of $25,694 for the Investor Class shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $325,600,379 and $254,423,034, respectively.
38

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

NOTE 7 – LINE OF CREDIT

The Fund has a credit line in the amount of $6,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended December 31, 2016, the Fund did not draw upon the line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2016 and the year ended December 31, 2015 was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$609,622	$3,967,860
Long-Term Capital Gains	132,460	151,386
Distribution in Excess	55	—

As of December 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$152,646,652
Gross unrealized appreciation	5,728,576
Gross unrealized depreciation	(5,603,541)
Net unrealized appreciation (a)	125,035
Net unrealized depreciation on short sales
and foreign currency	(2,017,361)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(1,778,657)
Total accumulated earnings/(losses)	$(3,670,983)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At December 31, 2016, the Fund had short-term capital loss carryforwards of $532,544 and long-term capital loss carryforwards of $1,246,113, all of which may be carried forward indefinitely to offset future gains.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
39

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

•
Merger Arbitrage Risk.  Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

•	Non-Diversification Risk. To the extent that the Fund invests its assets in fewer securities, it is subject to greater risk of loss if any of those securities become permanently impaired.

•
Foreign Securities Risk. The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Derivatives Risk.  The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce returns and/or increase volatility.  A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund’s use of derivatives may result in losses to the Fund. Derivatives in which the Fund may invest can be illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments in the manner intended. Certain types of derivatives, including forward contracts, over-the-counter options and other over-the-counter transactions involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

40

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

•
Swap Agreement Risks.  A swap agreement is a form of derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument.  Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments.  By using swap agreements, the Fund is exposed to additional risks concerning the counterparty.  The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.  Use of leverage involves special risks and is speculative.  If the Advisor is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

•	Leverage Risk. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Short Sales Risk. A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

41

KELLNER MERGER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Kellner Merger Fund

We have audited the accompanying statement of assets and liabilities of the Kellner Merger Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2016, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended, for the eight month period ended December 31, 2013 and for the period June 29, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kellner Merger Fund, as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the three years in the period then ended, for the eight month period ended December 31, 2013 and for the period June 29, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017
42

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 7-8, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) for another annual term for the Kellner Merger Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund as of June 30, 2016 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks.  When reviewing performance of the

43

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Fund against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the three-year and since inceptions periods and below its peer group median for the one-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the three-year and since inception periods and below its peer group median for the one-year period.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts (managed by the Advisor’s affiliate) and the performance of the Fund as well as the reasons for any performance differences.  The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Fund were generally lower than the fees charged to similarly managed account clients (managed by the Advisor’s affiliate), and to the extent fees charged to the similarly managed account clients were higher than for the Fund, it was largely a reflection of the nature of the client.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Investor Class shares and 1.50% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Investor Class shares was above the peer group median and average, as well as above the median and average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also noted that the Fund’s total expense ratio for Institutional Class shares was below the peer group median and average, but was above the median and average of the Fund’s peer group when adjusted to include only

44

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

funds with similar asset sizes.  The Board also noted that the contractual advisory fee was above the peer group median and average, as well as above the peer group median and average when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund with respect to Investor Class shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Fund through separately managed accounts, and as a result the Advisor was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

45

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

46

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	2	Trustee,
(age 70)		term;	Delta Housing		Advisors Series
615 E. Michigan Street		since	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202		March	housing management)		not affiliated
		2014.	(2012 to present);		with the Funds);
			Trustee and Chair		Independent
			(2000 to 2012), New		Trustee from
			Covenant Mutual		1999 to 2012,
			Funds (1999-2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha Gamma		(an open-end
			Delta Foundation		investment
			(philanthropic		company with
			organization) (2005		4 portfolios).
to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 82)		term;	President, Hotchkis and		Advisors Series
615 E. Michigan Street		since	Wiley Funds (mutual		Trust (for series
Milwaukee, WI 53202		May	funds) (1985 to 1993).		not affiliated
		2002.			with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 77)		term;	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

47

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group,	2	Trustee,
(age 58)		term*;	Inc. (financial consulting		Advisors Series
615 E. Michigan Street		since	firm) (1998 to present).		Trust (for series
Milwaukee, WI 53202		January			not affiliated
		2016.			with the Funds);
Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
13 portfolios),
DoubleLine
Equity Funds,
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions
Fund,
from 2010 to
present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 69)	Trustee	term;	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

48

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite term; since	President, CEO, U.S. Bancorp
(age 69)	Chief	September 2007.	Fund Services, LLC
615 E. Michigan Street	Executive		(May 1991 to present).
Milwaukee, WI 53202	Officer

Douglas G. Hess	President and	Indefinite term;	Senior Vice President,
(age 49)	Principal	since June 2003.	Compliance and Administration,
615 E. Michigan Street	Executive		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer		(March 1997 to present).

Cheryl L. King	Treasurer and	Indefinite term; since	Vice President, Compliance and
(age 55)	Principal	December 2007.	Administration, U.S. Bancorp
615 E. Michigan Street	Financial		Fund Services, LLC (October
Milwaukee, WI 53202	Officer		1998 to present).

Kevin J. Hayden	Assistant	Indefinite term; since	Assistant Vice President,
(age 45)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2005 to present).

Michael L. Ceccato	Vice President,	Indefinite term; since	Senior Vice President, U.S.
(age 59)	Chief Compliance	September 2009.	Bancorp Fund Services, LLC
615 E. Michigan Street	Officer and AML		(February 2008 to present).
Milwaukee, WI 53202	Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term; since	Senior Vice President and
(age 51)		September 2015.	Counsel, U.S. Bancorp Fund
615 E. Michigan Street			Services, LLC
Milwaukee, WI 53202			(May 2006 to present).

49

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite term; since	Assistant Vice President, U.S.
(age 30)	Secretary	September 2015.	Bancorp Fund Services, LLC
615 E. Michigan Street			(July 2013 to present); Proxy
Milwaukee, WI 53202			Voting Coordinator and Class
Action Administrator, Artisan
Partners Limited Partnership
(September 2012 to July 2013);
Legal Internship, Artisan Partners
Limited Partnership (February 2012
to September 2012); J.D. Graduate,
Marquette University Law School
(2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund and the Kellner Event Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

50

KELLNER MERGER FUND

NOTICE TO SHAREHOLDERS at December 31, 2016 (Unaudited)

For the year ended December 31, 2016, the Fund designated $609,622 as ordinary income and $132,460 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the year ended December 31, 2016, the percentage of dividends declared from net investment income designated as qualified dividend income was 19.74%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2016 was 16.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2016 was 100.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

51

KELLNER MERGER FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

52

(This Page Intentionally Left Blank.)

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 855-535-5637.

KL-ANNUAL

Kellner Event Fund

Annual Report
December 31, 2016

Table of Contents

Letter to Shareholders	3

Performance Summary	12

Expense Example	14

Sector Allocation of Portfolio Assets	16

Schedule of Investments	17

Schedule of Securities Sold Short	22

Statement of Assets and Liabilities	24

Statement of Operations	26

Statements of Changes in Net Assets	28

Statement of Cash Flows	30

Financial Highlights	31

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	51

Approval of Investment Advisory Agreement	52

Information about Trustees and Officers	56

Householding	60

Notice to Shareholders	61

Privacy Notice	62

KELLNER EVENT FUND

December 31, 2016

Dear Fellow Shareholders:

The Kellner Event Fund (the “Fund”) was up 2.06% for both the Investor Class and Institutional Class, for the fiscal year ended December 31, 2016.

Total Returns as of 12/31/2016

			Annualized
	3-Month	1-Year	Since Inception*
KEFAX – Investor Class	-0.83%	2.06%	0.01%
KEFIX – Institutional Class	-0.83%	2.06%	-0.09%
S&P 500® Index	3.82%	11.96%	6.12%
HFRX Event Driven Fund Index	3.65%	11.08%	1.38%

*The Kellner Event Fund began trading 11/28/2014

Returns greater than 1 year are average annual returns with an inception date of 11/28/14. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com.

Net Expense Ratio (What the investor has paid): 2.44% for Investor Class and 2.53% for Institutional Class#^; Gross Expense Ratio 4.35% for Investor Class and 4.45% for Institutional Class

#	Excluding interest expense and dividends on securities sold short, the Net Expense Ratio would have been 1.99% for Investor Class and 1.74% for Institutional Class.

^
The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses, through at least April 28, 2017, to ensure that Total Annual Fund Operating Expenses After Expense Fee Waiver and Expense Reimbursement (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.99% and 1.74% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively.

Fund Performance

In 2016, the Fund’s Investor Class and Institutional Class shares were each up 2.06% but underperformed the HFRX Event Driven Index and the S&P 500® Index due to the Fund’s neutral positioning and overweight in merger arbitrage earlier in the year. During periods of market turmoil, the Fund held up relatively well, in line with its stated mandate. The Fund shifted its allocation to focus more on event investing space around mid-year, which was beneficial, but not enough to offset weakness in merger arbitrage. The Fund intends to focus on event investing going forward which should increase the potential return profile. In the near-term, the Fund expects to

KELLNER EVENT FUND

maintain a neutral positioning as the Fund managers believe the markets have overreacted to expectations regarding new policy changes and that execution risks remain. In addition, the Fund managers believe that valuations are stretched for credit and equity markets.

Event / High Yield Portfolio Review

High yield, as measured by the BofA Merrill Lynch US High Yield Index (“Index”), benefited from insatiable investor demand for yield in 2016. The Index finished its fourth best year on record, up 17.49% in 2016 and up 1.88% in fourth quarter 2016. Ten-year treasury benchmark yields rose in the first half but ended the year only 13 basis points higher, with the curve contributing little to high yield returns. Returns were dominated by narrowing credit spreads, with the spread to worst on the Index declining 259 basis points during the year and 71 in the fourth quarter. Credit spreads ended the year at 439 basis points over the curve, and yields declined to near record lows of 6.17% as inflows continued unabated. Energy was the top performing sector, up 34.1%, while healthcare was the worst, up 4.26%. After recovering from declines early in the year, the S&P 500® Index ended the year up 11.96%. The HFRX Event Driven Fund Index gained 11.08%, after experiencing losses in 2015. Credit and equity markets rallied strongly on the Trump win, anticipating economic gains from tax and regulatory reform. Both the Trump win and the rally that followed were surprises to market forecasts.

The Kellner Management event investing team continued to focus on bottoms up, fundamental analysis and maintained a balanced book throughout most of the year with a high percentage of outright shorts, for a modest net long position. Despite our neutral positioning and limited exposure to the top performing sector, the event book posted solid gains by concentrating on small, off-the-run long positions and a few well-timed shorts. With a yield to worst of 6.17% and spread to worst of 439 basis points on the BofA Merrill Lynch Index at year end, the Fund managers remain concerned that returns do not compensate adequately for default and liquidity risks. Our view on equity markets is also neutral, with tightening in monetary policy remaining a headwind but balanced by stronger projected earnings growth.

Event / High Yield Performance

In 2016, our long positions were the biggest, positive contributors to performance. The Fund’s largest gain was in a closed-end bank loan fund, up over 30% in 2016, including dividends. The closed-end fund began the year trading at a 9.34% discount to net asset value (“NAV”) and ended at a premium of 4.10%. Meanwhile, the NAV rose over 8%. Bank loan funds rallied as a result of lower default rate expectations and higher short-term rates. The Fund was able to capitalize on the discount, effectively buying bank loans cheaper than institutional markets. Typically closed-end funds do not have sufficient trading volumes for larger funds to take a significant stake, providing an attractive opportunity for the Fund given its current size.

The Fund also booked a gain in the bonds of Gibson Brands, Inc. Earlier in the year, the event investing team identified the situation and purchased the bonds in the mid-

KELLNER EVENT FUND

40s after disappointing second quarter results. Our research suggested the bonds retained strong downside protection from the brand value and potential private equity interest, even in a distressed scenario. The bonds rallied strongly after the company raised its full-year forecast, with the company’s electronics division showing signs of turnaround. In the third quarter the Fund sold the bonds in the low 70s once the securities reached the team’s price target and given lingering concerns about management and direction of the company.

Also on the credit side, the Fund booked a gain in busted convertibles of Iconix Brand Group, Inc., a brand management company. The Fund accumulated the bonds in the 40s after the company announced it was under U.S. Securities and Exchange Commission (“SEC”) investigation. The uncertainty over the extent of the investigation and fears about upcoming convertible bond maturities caused the securities to plummet. Our thesis was that the company would be able to secure alternate financing, even in the wake of the SEC investigation, and that unpledged brands would provide sufficient comfort to lenders. In addition, in the 40s the investment team judged downside the bonds as pricing in potential subordination to the shorter securities, in a refinancing. Once the company announced the refinancing of the 2016 maturity with a second lien facility, the Fund sold its position in the bonds in the mid-80s, given concerns about difficult comparisons and limited upside.

In 2016, the biggest detractor from performance was an investment in WMIH Corp. (“WMIH”) a post-reorganization equity where the sole value is in the net operating loss (“NOL”). Unlike most NOL plays, WMIH already has the capital in place to pursue acquisitions. In 2013, KKR’s partners pre-funded a convertible note offering and currently hold board seats. Earlier in the year, WMIH made an announcement that the company had close to announcing a strategic transaction that had fallen through. The equity has come under pressure with talk of lower corporate tax rates which would effectively lower the value of NOL. We continue to believe that the company will pursue an accretive transaction, and note that similar transactions (such as a Greenlight homebuilder transaction) have been executed at attractive drop-down valuations. As a result, the Fund continues to believe the security is attractive despite recent weakness.

Our investment in various bond shorts declined during the year as a result of the strength in corporate credit. The Fund was short bonds in a Brazilian iron ore company, a European cement company, and Chilean copper company. The European cement company tendered for bonds at approximately 1.5% yield and the Fund was forced to cover most of its short position. Although fundamentally a good short, technical conditions for European proved detrimental. Strong commodity prices in 2016 also negatively affected the Fund’s short bond positions.

Lastly, the Fund incurred a loss in the post-reorganization equity of a paper company. We sold our position after the company missed earnings estimates, and the company’s outlook was downbeat as a result of currency conditions. In addition, we had an unrealized loss in a short position in a high yield exchange-traded fund (“ETF”). The Fund utilized this position as a hedge against long credit positions and may continue to do so in the future.

KELLNER EVENT FUND

Event / High Yield Outlook

In terms of overall event investing landscape, the Fund is taking a cautious approach in 2017 and has maintained a number of short positions that would benefit from weakness in credit markets or individual company events. We believe credit and equity valuations remain elevated and warrant a conservative approach given political and economic uncertainties. The team’s view is that markets have overshot in terms of near-term expectations, and that there could be significant differences between election promises and legislation. In the meantime, we continue to find value in smaller, less covered or complex situation on the long side and short positions that have a catalyst and/or entail high regulatory risk.

In terms of new positions, the Fund has uncovered value on the long side in off-the-radar situations, and has maintained a relatively balanced book from a risk perspective. The Fund recently purchased shares of a post-reorg equity where the company has cash and real estate of $1.75 per share, in addition to significant NOLs and a profitable operating business. We purchased stock below cash value between $1/share and $1.30/share, creating asymmetric optionality on a sale or turnaround of the operating business. The company announced that they intend to pay a special dividend, so the Fund should receive a significant return of capital in the first or second quarter, reducing our basis.

We also recently invested in the post-reorganization equity of a commodity company emerging from bankruptcy. The plan was extremely complex and involved four classes of holding company and operating company stock. Because of the complexity of the situation and the fact that the shares are unlisted, we believe the common trades at a significant discount to its peers (1.5x EBITDA (earnings before interest, taxes, depreciation and amortization) versus 4x for the competitors). Our team devoted significant time to analyzing the plan and believe that the technical trading dynamic as well as the resources necessary to find evaluate these situations has helped provide an attractive entry point for this investment.

The Fund also began accumulating the small capitalization equity of a restaurant franchisee. Catalysts include the recent spin-off of its money losing division, which should boost overall results. After years of growth through acquisition, management has shifted its focus to debt reduction and improving operations. We believe recent management changes (including promotion of CFO to CEO) will help reverse negative comparable store trends. The company is guiding to approx. $23MM of EBITDA for 2017 and focusing on lowering leverage to 3.0x debt to EBITDA by the end of 2018. If the company is able to de-lever successfully, our team believes the equity could result in a 2-3x potential gain.

On the short side, we continue to maintain significant stakes in equities with subprime exposure to mortgage and auto markets, as well as credit hedges through the use of ETFs and individual bond shorts.

We continue to pursue opportunistic event situations where our expertise and/or the size or complexity of the situation provides advantages. We are optimistic that the

KELLNER EVENT FUND

Fund will be able to navigate market volatility in order to provide strong risk adjusted returns to our investor and opportunistically deploy capital. By managing a book with longs and shorts and combination of strategies, we will attempt to preserve capital during times of significant market upheaval.

Merger Arbitrage Portfolio Review

In 2016, the Fund invested in approximately 109 different merger situations and was once again heavily concentrated in North America. Strategic deals continued to dominate the portfolio, making up about 90% of the Fund’s holdings, on average. The unanticipated events of 2016: the Brexit vote, the election of Donald Trump and the interjection of populism into the merger and acquisition review process, could have weakened the confidence of dealmakers. Instead, 2016 delivered the third most active year for mergers. Several factors made it more difficult to predict the outcome of deals, resulting in a disappointing year for the Fund. It started in the second quarter with the introduction of aggressive tax policies to scuttle the deal between Allergan plc and Pfizer, Inc. This was followed by increased regulatory scrutiny and the eventual termination of deals between Office Depot, Inc. and Staples, Inc., Baker Hughes, Inc. and Halliburton Co., Energy Transfer Equity, L.P. and Williams Companies, Inc., and Lam Research Corp. and KLA-Tencor, Corp. All told, $580 billion in deals were withdrawn or cancelled in 2016. Despite the challenging environment, our disciplined approach to risk management and a number of deals completing successfully during the second half of the year, enabled us to finish the year essentially flat.

There were $3.6 trillion in deals announced worldwide in 2016, a 17% drop from 2015’s record year of $4.4 trillion. The U.S. continued to lead the way with $1.7 trillion in announced takeovers, down 18% year-over-year. After a flurry of large deals, merger and acquisition activity was $1.2 trillion in the fourth quarter. Deals were spread across all industries with AT&T, Inc.’s $108 billion deal for Time Warner, Inc. being one of the biggest of the year. British American Tobacco plc (BAT) made a $58.2 billion offer for the approximately 58% of Reynolds American, Inc. (“Reynolds”) it doesn’t already own. Reynolds rejected the initial offer from BAT, but an agreement between the two companies was reached early in 2017. Qualcomm, Inc. paid $46 billion to acquire NXP Semiconductors NV and CenturyLink, Inc. will buy Level 3 Communications, Inc. for $33.5 billion. In the oil and gas space, Sunoco Logistics Partners L.P. has agreed to buy Energy Transfer Properties for $51.3 billion. Healthcare continued to see deals with Shire plc acquiring Baxalta, Inc. for $35.5 billion in June and Abbot Laboratories completing its $30.1 billion deal with St. Jude Medical, Inc. Although large deals slipped year-over-year, there were 13 deals over $25 billion announced in 2016, just slightly below 2015 and 28 transactions valued at $10 billion or more in 2016, compared to 44 last year.

Merger Arbitrage Performance

There were many deals that contributed positively to the performance for the Fund. The biggest gain came from the completion of the Time Warner Cable (“TWC”)/ Charter Communications (“CHTR”) transaction. 2015 saw the breakup of the TWC

KELLNER EVENT FUND

merger with Comcast Corp. (“CMCSA”) and the subsequent agreement between TWC and CHTR. Coming into 2016, the merger had a significant spread due to lingering Federal Communication Commission (“FCC”) concerns that had plagued the previous merger between TWC and CMCSA. We believed that the prospects for approval of this merger were a lot higher as it did not raise the same issues that caused the FCC to find TWC’s acquisition of CMCSA not to be in the public interest. All approvals were received and the deal closed in May.

Also positively impacting the portfolio was the successful completion of the deal between BG Group (“BG”) and Royal Dutch Shell (“RDS”). The $54 billion transaction, announced in April of 2015, was cast into doubt as the oil market cratered in late 2015 into early 2016 and investors questioned whether the deal still made economic sense in light of the underlying commodity move. Despite this volatility, RDS continued to tout the merits of the acquisition and the value of BG’s LNG assets. Since this was a cash and stock deal, an RDS shareholder vote was required, which caused concern that RDS shareholders would vote the deal down. The long-term strategic merits of the merger and the cross ownership of stock between the two companies proved to outweigh the short-term concerns of a few shareholders. In late January 2016, more than 80% of RDS shareholders voted in favor of the deal and it closed in mid-February.

Finally, we profited in the third quarter from the volatility in the spread in the $120 billion megadeal between brewers SAB Miller plc (“SAB”) and Anheuser-Busch InBev (“ABI” or “AB InBev”). With the depreciation of the British Pound after the Brexit vote, a few large SAB Miller shareholders were looking for an increased price from AB Inbev believing they weren’t being compensated for the currency move. AB Inbev increased the cash consideration by £1.00, less than what the dissenting shareholders were looking for. This caused SAB Miller’s stock to trade off as there was concern that the shareholder vote would not be obtained to approve the deal. Despite the efforts of these shareholders to convince others to vote down the new terms, shareholders overwhelmingly approved the transaction with over 95% voting in favor. We continued to increase the size of our position throughout the third quarter, making it our largest position, and the deal completed successfully early in the fourth quarter.

Our performance was dampened by the breakup of several deals throughout the year. First, in early April, the Secretary of the Treasury, Jacob Lew, issued new rules to curb corporate tax inversions, a strategy where a U.S. company buys a company in a country with a lower tax rate then re-domiciles. Despite a statement from the Treasury to the contrary, we believe these guidelines were directly aimed at breaking up the $160 billion deal between Allergan (“AGN”) and Pfizer, Inc. (“PFE”). The guideline which ultimately made the deal fall apart, was a 3 year look-back on any inversions that Allergan had done. It essentially stripped AGN of its foreign status, limiting PFE’s ability to bring cash back into the U.S. to be used to finance the transaction as well as invest in R&D, which were major drivers of the deal. Whether these guidelines would ever actually be implemented was irrelevant, as it had the desired affect that the treasury wanted: to kill the Allergan/Pfizer deal.

KELLNER EVENT FUND

Then, early May brought the 15-month battle between the Federal Trade Commission (“FTC”) and Staples, Inc. (“SPLS”) to a conclusion with a judge ruling that the company’s merger with Office Depot, Inc. (“ODP”) violated antitrust laws. The government’s case rested on a narrow market definition where Fortune 100 businesses would face higher prices for office supplies if ODP and SPLS did not continue to compete head-to-head. We do not think the FTC properly accounted for the increased challenge that newer competitors such as Amazon are bringing to the office supply market. The decision caused both stocks to trade off heavily as their business models have been struggling for some time as Amazon continues to steal market share from both companies.

Also weighing on performance was the sell-off of Alere, Inc. (“ALR”), a maker of medical diagnostic equipment that is being purchased by Abbot Laboratories (“ABT”). A few weeks into the deal, ALR announced that it would delay the filing of its 10-K for 2015 due to revenue recognition issues, and that it received a grand jury subpoena with regards to its sales practices and dealings with third-parties in Africa, Asia and Latin America. In addition, the company said it would be reviewing its 2013 and 2014 10-Ks over similar concerns. ALR became current with its financials during the third quarter but had another hiccup in the fourth quarter when one of its business units was denied billing status at the Center for Medicare & Medicaid Services. This is being appealed by the company. In December 2016, ABT sued ALR in Delaware court to terminate the deal claiming that ALR has suffered a material adverse change in its business, an extremely high hurdle for the companies to prove in court. The judge will hear the case in April 2017, at which time the companies will have settled at a lower price or abide by the decision of the court.

Merger Arbitrage Outlook

There is plenty to be optimistic about for both the strategy and the Fund in 2017. All of the ingredients that have fueled activity over the last few years remain in place: low interest rates, strong equity markets, large cash balances and a need to grow through acquisition due to a lack of organic growth. With the expectation of 2 to 3 interest rate hikes in 2017, the strategy has a built in tailwind with its positive correlation to interest rates. In addition, the incoming administration seems to be leaning toward policies that would be friendly to a continued strong mergers and acquisition market. With tax reform high on the incoming administration’s agenda, the repatriation of trillions of overseas dollars could be used for stock buybacks and mergers and acquisitions. Equally important, the names mentioned by the incoming administration for the Federal Trade Commission, Federal Communications Commission, and the antitrust division of the Department of Justice are Republican nominees which historically have been friendlier to our business.

We’ve continued to focus the portfolio on North American situations. Upheaval in Europe has created opportunities for cross-border deals and weakening currencies should help revive takeover activity in that part of the world. We were active overseas in 2016 where a few of our largest positions originated.

KELLNER EVENT FUND

We remain convinced that our concentrated approach and focus on highly strategic transactions can deliver the strategy with low volatility and low correlation to the overall market. We continue to mitigate risk in the portfolio through strict position sizing and are being opportunistic in investing capital. Deal volume remains strong and we expect it to remain consistent going forward. All of these factors leave us excited about the prospects for the year ahead.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, L.P.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. These risks may be magnified in emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Investment in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the schedule of investments included in this report.

The Kellner Event Fund is distributed by Quasar Distributors, LLC.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal tax advice.

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The HFRX Event Driven Fund Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a

KELLNER EVENT FUND

proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. Managers in the HFRX Event Driven Fund Index maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment thesis are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P 500 and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

One cannot invest directly in an index.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer.

Basis Point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

EBITDA – Earnings before interest, taxes, depreciation and amortization is an indicator of a company’s financial performance which is calculated in the following manner: EBITDA = Revenue - Expenses (excluding tax, interest, depreciation and amortization).

Spread to worst is a commonly used benchmark in fixed income analysis. It measures the difference in yield between the yield to worst (as measured by call date or maturity date) between the Index (in this case defined by the BofA Merrill Lynch U.S. High Yield Index) and U.S. Government benchmark yields. The spread to worst can vary significantly depending on different market and economic variables.

KELLNER EVENT FUND

Comparison of the change in value of a $100,000 investment in the
Kellner Event Fund – Institutional Class shares vs the S&P 500® Index and the HFRX Event Driven Fund Index

Average Annual Total Return:	1 Year	Since Inception[1]
Kellner Event Fund – Investor Class	2.06%	0.01%
Kellner Event Fund – Institutional Class	2.06%	-0.09%
S&P 500® Index	11.96%	6.12%
HFRX Event Driven Fund Index	11.08%	1.38%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

KELLNER EVENT FUND

The HFRX Event Driven Fund Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. Managers in the HFRX Event Driven Fund Index maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment thesis are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

[1]	The Fund commenced operations on November 28, 2014.

KELLNER EVENT FUND
EXPENSE EXAMPLE at December 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.99% and 1.74% per the operating expenses limitation agreement for the Investor Class shares and the Institutional Class shares, respectively. Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

KELLNER EVENT FUND

EXPENSE EXAMPLE at December 31, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/16	12/31/16	7/1/16 – 12/31/16
Actual(2)
Investor Class	$1,000.00	$1,019.50	$17.50
Institutional Class	$1,000.00	$1,019.50	$16.29

Hypothetical (5% return
before expenses)(3)
Investor Class	$1,000.00	$1,007.79	$17.41
Institutional Class	$1,000.00	$1,009.00	$16.21

(1)
Expenses are equal to the Investor Class and Institutional Class annualized expense ratios of 3.45% and 3.21%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $10.10 and $8.83 for the Investor Class and the Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $10.08 and $8.82 for the Investor Class and the Institutional Class, respectively.

KELLNER EVENT FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total long investments, including long options.

KELLNER EVENT FUND

SCHEDULE OF INVESTMENTS at December 31, 2016

Shares	COMMON STOCKS – 48.1%	Value

	Administrative and Support Services – 1.8%
19,984	Diversified Restaurant Holdings, Inc. (a)	$27,978
400	LifeLock, Inc. (a)	9,568
3,300	Team Health Holdings, Inc. (a)	143,385
		180,931
	Beverage and Tobacco Product Manufacturing – 1.2%
2,200	Reynolds American, Inc.	123,288

	Broadcasting (except Internet) – 1.2%
18,276	Radio One, Inc. (a)(e)	53,000
21,907	Spanish Broadcasting System, Inc. –
	Class A (a)(e)	66,816
		119,816
	Chemical Manufacturing – 3.3%
5,500	Alere, Inc. (a)	214,335
200	Allergan plc (a)(b)	42,002
300	Monsanto Co.	31,563
400	Valspar Corp.	41,444
		329,344
	Clothing and Clothing Accessories Stores – 1.1%
1,100	G & K Services, Inc. – Class A	106,095

	Computer and Electronic
	Product Manufacturing – 7.9%
1,437	Dell Technologies, Inc. – Class V (a)	78,992
2,500	Harman International Industries, Inc. (c)	277,900
2,500	Intersil Corp. – Class A	55,750
3,900	NXP Semiconductors NV (a)(b)(c)	382,239
		794,881
	Credit Intermediation and Related Activities – 2.5%
1,000	EverBank Financial Corp.	19,450
60,048	WMIH Corp. (a)	93,074
4,100	Yadkin Financial Corp.	140,466
		252,990
	Food Manufacturing – 4.1%
3,750	Hain Celestial Group, Inc. (a)	146,362
4,800	WhiteWave Foods Co. – Class A (a)(c)	266,880
		413,242
	Food Services and Drinking Places – 0.0%
16,934	Bagger Dave’s Burger Tavern, Inc. (a)	0

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Shares	COMMON STOCKS – 48.1% (Continued)	Value

	Health and Personal Care Stores – 0.6%
7,200	Rite Aid Corp. (a)	$59,328

	Insurance Carriers and Related Activities – 2.0%
1,300	Endurance Specialty Holdings Ltd. (b)	120,120
400	Humana, Inc.	81,612
		201,732
	Machinery Manufacturing – 0.7%
2,600	Joy Global, Inc.	72,800

	Merchant Wholesalers, Durable Goods – 0.1%
25,000	A. M. Castle & Co. (a)	6,300

	Merchant Wholesalers, Nondurable Goods – 1.5%
3,200	CST Brands, Inc. (c)	154,080

	Mining (except Oil and Gas) – 0.0%
60	Arch Coal, Inc. – Class A (a)(e)	4,683

	Miscellaneous Manufacturing – 2.1%
2,600	St. Jude Medical, Inc.	208,494

	Motion Picture and Sound
	Recording Industries – 1.4%
1,000	Time Warner, Inc.	96,530
9,973	XCel Brands, Inc. (a)(e)	43,881
		140,411
	Oil and Gas Extraction – 0.0%
14	Goodrich Petroleum Corp. (a)	174

	Performing Arts, Spectator Sports,
	and Related Industries – 0.8%
32,731	Dover Motorsports, Inc. (e)	75,281

	Personal and Laundry Services – 0.6%
5,250	Weight Watchers International, Inc. (a)	60,113

	Pipeline Transportation – 2.8%
1,500	Columbia Pipeline Partners LP	25,725
7,100	Energy Transfer Partners LP	254,251
		279,976
	Professional, Scientific, and Technical Services – 1.4%
3,600	Yahoo!, Inc. (a)	139,212

	Publishing Industries (except Internet) – 1.8%
3,800	Brocade Communications Systems, Inc.	47,462
3,200	Mentor Graphics Corp.	118,048

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Shares	COMMON STOCKS – 48.1% (Continued)	Value

	Publishing Industries
	(except Internet) – 1.8% (Continued)
3,000	Network-1 Technologies, Inc. (a)	$10,200
		175,710
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities – 2.7%
5,500	Bats Global Markets, Inc.	184,305
79,000	Bluestem Group, Inc. (a)(e)	86,900
		271,205
	Sporting Goods, Hobby, Musical Instrument,
	and Book Stores – 1.5%
2,600	Cabela’s, Inc. (a)	152,230

	Telecommunications – 3.2%
37,853	Alaska Communications Systems Group, Inc. (a)	62,079
80,915	Globalstar, Inc. (a)	127,846
200	Inteliquent, Inc.	4,584
1,200	Level 3 Communications, Inc. (a)	67,632
28,770	NII Holdings, Inc. (a)	61,855
		323,996
	Utilities – 1.8%
4,300	Spectra Energy Corp.	176,687
	TOTAL COMMON STOCKS (Cost $4,952,711)	4,822,999

	REITS – 1.3%

	Real Estate – 1.3%
4,100	Equity One, Inc.	125,829
	TOTAL REITS (Cost $122,410)	125,829

	PREFERRED STOCKS – 0.2%
2,000	Federal Home Loan Mortgage Corp. (a)	15,120
	TOTAL PREFERRED STOCKS (Cost $6,060)	15,120

	CLOSED-END FUNDS – 5.1%
31,223	KCAP Financial, Inc.	124,268
32,026	Nuveen Floating Rate Income Opportunity Fund	390,397
	TOTAL CLOSED-END FUNDS (Cost $515,285)	514,665

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Principal
Amount	CONVERTIBLE BONDS – 2.5%	Value
	Alaska Communications Systems Group, Inc.
$230,000	6.25%, 5/1/2018	$228,275
	Goodrich Petroleum Corp.
41,500	5.00%, 10/1/2032 (d)(e)	112
	GT Advanced Technologies, Inc.
1,169,000	3.00%, 12/15/2020 (d)(e)	0
	Violin Memory, Inc.
250,000	4.25%, 10/1/2019 (d)	24,375
	TOTAL CONVERTIBLE BONDS (Cost $265,706)	252,762

	CORPORATE BONDS – 2.4%
	Radio One, Inc.
100,000	9.25%, 2/15/2020 (e)(g)	91,250
	SiTV LLC / SiTV Finance, Inc.
250,000	10.375%, 7/1/2019 (e)(g)	153,750
	TOTAL CORPORATE BONDS (Cost $245,131)	245,000

	MUNICIPAL BONDS – 4.6%
	Commonwealth of Puerto Rico, General
	Obligation Bonds of 2014, Series A
100,000	8.00%, 7/1/2035 (Callable 7/1/2020) (d)	67,500
	Commonwealth of Puerto Rico, Public Improvement
	Refunding Bonds, Series 2012A, General Obligation
250,000	4.00%, 7/1/2020 (d)	153,300
	Puerto Rico Sales Tax Financing Corp., Sales Tax
	Revenue Bonds, First Subordinate Series 2009A
150,000	5.50%, 8/1/2021 (Callable 8/1/2019)	70,875
150,000	5.50%, 8/1/2022 (Callable 8/1/2019)	70,875
	Puerto Rico Sales Tax Financing Corp., Sales Tax
	Revenue Bonds, Senior Series 2011C
145,000	5.00%, 8/1/2040 (Callable 8/1/2021)	100,413
	TOTAL MUNICIPAL BONDS (Cost $574,416)	462,963

Contracts	PURCHASED OPTIONS – 0.0%
	Call Options – 0.0%
13	CBOE Holdings, Inc.
	Expiration: January 2017, Exercise Price: $77.50	260
100	Entravision Communications Corp.
	Expiration: February 2017, Exercise Price: $7.50	3,250

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Contracts	PURCHASED OPTIONS – 0.0% (Continued)	Value

	Put Options – 0.0%
62	Banc of California, Inc.
	Expiration: April 2017, Exercise Price: $10.00	$930
4	Harman International Industries, Inc.
	Expiration: January 2017, Exercise Price: $95.00	20
	TOTAL PURCHASED OPTIONS (Cost $15,328)	4,460

	WARRANTS – 0.2%

	Computer and Electronic Product Manufacturing – 0.0%
193	GT Advanced Technologies, Inc. (a)	0
131	GT Advanced Technologies, Inc. (a)	0
		0
	Credit Intermediation and Related Activities – 0.2%
125,000	Citigroup, Inc. (a)	19,000

	Mining (except Oil and Gas) – 0.0%
130	Arch Coal, Inc. (a)(e)	4,807

	Pulp, Paper, and Paperboard Mills – 0.0%
73	Verso Corp. (a)	9
	TOTAL WARRANTS (Cost $6,711)	23,816

Shares	MONEY MARKET FUNDS – 31.6%
3,168,250	Fidelity Investments Money Market
	Government Portfolio – Class I, 0.25% (f)	3,168,250
	TOTAL MONEY MARKET FUNDS
	(Cost $3,168,250)	3,168,250
	Total Investments in Securities
	(Cost $9,872,008) – 96.0%	9,635,864
	Other Assets in Excess of Liabilities – 4.0%	403,153
	NET ASSETS – 100.0%	$10,039,017

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Security in default.
(e)	Security is considered illiquid. As of December 31, 2016, the value of these investments was $580,480 or 5.8% of net assets.
(f)	Rate shown is the 7-day annualized yield as of December 31, 2016.
(g)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of December 31, 2016, the value of these investments was $245,000 or 2.4% of total net assets.

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2016

Shares	COMMON STOCKS – 16.7%	Value

	Beverage and Tobacco Product Manufacturing – 0.7%
606	British American Tobacco plc – ADR	$68,278

	Chemical Manufacturing – 0.9%
2,263	Abbott Laboratories	86,922

	Credit Intermediation and Related Activities – 6.7%
1,830	Canadian Western Bank (a)(b)	41,353
850	Credit Acceptance Corp. (a)	184,883
8,856	F.N.B. Corp.	141,962
10,250	Home Capital Group, Inc. (b)	239,254
5,000	Santander Consumer USA Holdings, Inc. (a)	67,500
		674,952
	Insurance Carriers and Related Activities – 0.4%
334	Aetna, Inc.	41,419

	Nonstore Retailers – 1.2%
1,386	Alibaba Group Holding Ltd. – ADR (a)	121,705

	Pipeline Transportation – 4.3%
4,231	Enbridge, Inc. (b)	178,210
10,650	Sunoco Logistics Partners LP	255,813
		434,023
	Professional, Scientific, and Technical Services – 0.8%
942	VMware, Inc. – Class A (a)	74,164

	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities – 1.3%
1,760	CBOE Holdings, Inc.	130,046

	Telecommunications – 0.4%
270	AT&T, Inc.	11,483
1,200	CenturyLink, Inc.	28,536
		40,019
	Transit and Ground Passenger Transportation – 0.0%
1	Envision Healthcare Corp. (a)	63
	TOTAL COMMON STOCKS
	(Proceeds $1,566,551)	1,671,591

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2016, Continued

Shares	REITS – 2.8%	Value

	Funds, Trusts, and Other Financial Vehicles – 0.6%
4,000	DDR Corp.	$61,080

	Real Estate – 2.2%
1,250	Extra Space Storage, Inc.	96,550
1,845	Regency Centers Corp.	127,213
		223,763
	TOTAL REITS (Proceeds $283,842)	284,843

	PREFERRED STOCKS – 0.7%
2,750	Banc of California, Inc., 7.00%	68,392
	TOTAL PREFERRED STOCKS
	(Proceeds $67,916)	68,392

Principal
Amount	CORPORATE BONDS – 3.6%
	Codelco
$100,000	3.00%, 7/17/2022	97,026
	Lafarge SA
46,000	4.75%, 3/23/2020 (b)	55,439
	Vale Overseas Ltd.
200,000	5.625%, 9/15/2019	211,800
	TOTAL CORPORATE BONDS
	(Proceeds $333,933)	364,265

Shares	EXCHANGE-TRADED FUNDS – 6.1%
4,000	iShares iBoxx High Yield Corporate Bond ETF	346,200
2,400	iShares J.P. Morgan USD
	Emerging Markets Bond ETF	264,528
	TOTAL EXCHANGE-TRADED FUNDS
	(Proceeds $583,752)	610,728
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $2,835,994)	$2,999,819

(a)	Non-income producing security.
(b)	Foreign issued security.
ADR – American Depository Receipt
ETF – Exchange-Traded Fund
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2016

ASSETS
Investments in securities, at value (identified cost $9,872,008)	$9,635,864
Cash	418
Deposit at broker for derivative instruments[1]	3,439,854
Receivables
Securities sold	23,658
Dividends and interest	30,948
Dividend tax reclaim	167
Due from advisor (Note 4)	4,104
Prepaid expenses	4,380
Total assets	13,139,393
LIABILITIES
Securities sold short (proceeds $2,835,994)	2,999,819
Payables
Securities purchased	35,526
Dividends on short positions	1,073
Interest on short positions	6,469
Administration and fund accounting fees	17,624
Transfer agent fees and expenses	6,279
Audit fees	22,798
Chief Compliance Officer fee	1,500
Custody fees	1,425
Legal fees	1,091
12b-1 distribution fees	8
Reports to shareholders	5,117
Accrued other expenses	1,647
Total liabilities	3,100,376
NET ASSETS	$10,039,017

[1]	Deposit at broker serves as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2016, Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class Shares
Net assets applicable to shares outstanding	$2,000
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	209
Net asset value, offering and redemption price per share	$9.56
Institutional Class Shares
Net assets applicable to shares outstanding	$10,037,017
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	1,052,441
Net asset value, offering and redemption price per share	$9.54
COMPONENTS OF NET ASSETS
Paid-in capital	$10,491,548
Accumulated net realized loss on investments, foreign currency, options,
securities sold short and swap contracts	(42,670)
Net unrealized depreciation on:
Investments	(225,276)
Foreign currency	(9,892)
Purchased options	(10,868)
Securities sold short	(163,825)
Net unrealized depreciation on investments, foreign currency,
options and securities sold short	(409,861)
Net assets	$10,039,017

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $10)	$80,202
Interest	104,200
Total income	184,402
Expenses
Advisory fees (Note 4)	149,058
Administration and fund accounting fees (Note 4)	105,379
Transfer agent fees and expenses (Note 4)	36,764
Audit fees	22,798
Registration fees	11,722
Trustee fees	9,490
Chief Compliance Officer fee (Note 4)	9,000
Custody fees (Note 4)	8,461
Legal fees	6,300
Miscellaneous	5,403
Printing and mailing expense	5,356
12b-1 distribution fees – Investor Class (Note 5)	4
Total expenses before dividends on short positions and
interest expense	369,735
Dividends expense on short positions	55,221
Interest expense	77,696
Total expenses before reimbursement from Advisor	502,652
Less: advisory fees waived and expenses
reimbursed by Advisor (Note 4)	(196,823)
Net expenses	305,829
Net investment loss	(121,427)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN
CURRENCY, OPTIONS, SECURITIES SOLD SHORT AND SWAP CONTRACTS
Net realized gain/(loss) on transactions from:
Investments	522,139
Foreign currency	47,775
Purchased options	(9,820)
Written options	16,378
Securities sold short	(60,488)
Swap contracts	3,030
Net change in unrealized appreciation/(depreciation) on:
Investments	40,761
Foreign currency	(7,572)
Purchased options	(7,070)
Securities sold short	(228,260)
Swap contracts	1,374
Net realized and unrealized gain on investments, foreign currency,
options, securities sold short and swap contracts	318,247
Net Increase in Net Assets Resulting from Operations	$196,820

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

(This Page Intentionally Left Blank.)

KELLNER EVENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(121,427)	$(56,156)
Net realized gain/(loss) on transactions from:
Investments	522,139	27,854
Foreign currency	47,775	(4,841)
Purchased options	(9,820)	39,955
Written options	16,378	4,098
Securities sold short	(60,488)	(39,423)
Swap contracts	3,030	34,005
Net change in unrealized appreciation/(depreciation) on:
Investments	40,761	(327,381)
Foreign currency	(7,572)	(2,320)
Purchased options	(7,070)	(3,798)
Securities sold short	(228,260)	79,697
Swap contracts	1,374	(1,374)
Net increase/(decrease) in net assets
resulting from operations	196,820	(249,684)
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Investor Class Shares	(53)	(36)
Institutional Class Shares	(264,294)	(181,593)
Total distributions to shareholders	(264,347)	(181,629)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	263,066	230,732
Total increase/(decrease) in net assets	195,539	(200,581)
NET ASSETS
Beginning of year	9,843,478	10,044,059
End of year	$10,039,017	$9,843,478
Includes accumulated net investment income of	$—	$1,147

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Investor Class Shares
Shares issued on reinvestments
of distributions	5	$53	4	$36
Net increase	5	$53	4	$36

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	—	$—	4,965	$50,000
Shares issued on reinvestments
of distributions	27,703	264,294	18,799	181,592
Shares redeemed	(134)	(1,281)	(93)	(896)
Net increase	27,569	$263,013	23,671	$230,696

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2016

Increase/(decrease) in cash—
Cash flows from operating activities:
Net increase in net assets from operations	$196,820
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(11,109,093)
Proceeds from sale of investment securities	10,765,821
Proceeds from short sales	6,009,266
Closed short sale transactions	(5,765,059)
Proceeds from written options	19,742
Closed written options	(3,364)
Purchase of short-term investments, net	(1,315,007)
Increase in deposits at broker	(227,817)
Decrease in dividends and interest receivable	2,855
Decrease in receivable for securities sold	56,700
Decrease in due from Advisor	997
Decrease in prepaid expenses and other assets	1,512
Increase in due to broker/custodian	4,481
Decrease in payable for securities purchased	(64,227)
Decrease in payable for dividends on short positions	(1,125)
Decrease in accrued administration fees	(8,148)
Increase in distribution and service fees	4
Decrease in custody fees	(90)
Decrease in transfer agent fees and expenses	(3,741)
Increase in other accrued expenses	4,282
Amortization	(49,389)
Net realized gain on investments, purchased options,
written options and securities sold short	(464,692)
Unrealized depreciation on securities, purchased options,
securities sold short and swap contracts	193,195
Return of capital dividend	1,385
Proceeds received through mergers	1,743,501
Net cash used in operating activities	(11,191)

Cash flows from financing activities:
Payment on shares redeemed	(1,281)
Net cash used in financing activities	(1,281)

Net decrease in cash	(12,472)

Cash:
Beginning balance	12,890
Ending balance	$418

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$264,347
Cash paid for interest	$77,696

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Investor Class Shares
			November 28,
	Year	Year	2014*
	Ended	Ended	through
	December 31,	December 31,	December 31,
	2016	2015	2014
Net asset value, beginning of period	$9.62	$10.03	$10.00
Income from investment operations:
Net investment loss^	(0.12)	(0.05)	(0.01)
Net realized and unrealized
gain/(loss) on investments	0.32	(0.18)	0.04
Total from investment operations	0.20	(0.23)	0.03

Less distributions:
From net realized gain on investments	(0.26)	(0.18)	—
Total distributions	(0.26)	(0.18)	—
Net asset value, end of period	$9.56	$9.62	$10.03

Total return	2.06%	-2.30%	0.30	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$2	$2	$2
Ratio of expenses to average net assets:
Before expense reimbursement	4.98%	4.18%	6.20	%++
After expense reimbursement#	3.00%	2.27%	1.99	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(3.14%)	(2.38%)	(5.51	%)++
After expense reimbursement	(1.16%)	(0.47%)	(1.30	%)++
Portfolio turnover rate	173.25%	142.01%	0.00	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.99% for all periods shown in the table.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares

			November 28,
	Year	Year	2014*
	Ended	Ended	through
	December 31,	December 31,	December 31,
	2016	2015	2014
Net asset value, beginning of period	$9.60	$10.03	$10.00
Income from investment operations:
Net investment loss^	(0.12)	(0.06)	(0.01)
Net realized and unrealized
gain/(loss) on investments	0.32	(0.19)	0.04
Total from investment operations	0.20	(0.25)	0.03

Less distributions:
From net realized gain on investments	(0.26)	(0.18)	—
Total distributions	(0.26)	(0.18)	—
Net asset value, end of period	$9.54	$9.60	$10.03

Total return	2.06%	-2.50%	0.30	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$10,037	$9,841	$10,042
Ratio of expenses to average net assets:
Before expense reimbursement	5.06%	4.28%	5.95	%++
After expense reimbursement#	3.08%	2.36%	1.74	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(3.20%)	(2.48%)	(5.26	%)++
After expense reimbursement	(1.22%)	(0.56%)	(1.05	%)++
Portfolio turnover rate	173.25%	142.01%	0.00	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.74% for all periods shown in the table.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016

NOTE 1 – ORGANIZATION

The Kellner Event Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek to achieve positive risk-adjusted returns independent of the returns generated by the overall equity markets. The Fund commenced operations on November 28, 2014. The Fund currently offers Investor Class shares and Institutional Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s return filed for open tax years 2014-2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund and the Kellner Merger Fund are each charged for those expenses that are directly attributable to a Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2016, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed
Net Investment	Accumulated Net
Income/(Loss)	Realized Gain/(Loss)	Paid-in Capital
$120,280	$(120,053)	$(227)

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Foreign Securities: The Fund may invest without limitation in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic Issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

H.
Illiquid Securities: A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value. The Fund intends to hold no more than 15% of its net assets in illiquid securities. At December 31, 2016, the Fund had investments in illiquid securities with a total value of $580,480 or 5.8% of total net assets.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

Information concerning these illiquid securities in the Fund is as follows:

	PAR/Shares/	Dates	Cost
	Contracts	Acquired	Basis
Goodrich Petroleum Corp.,
due 10/1/2032	$41,500	2/15	$19,107
GT Advanced Technologies, Inc.,
due 12/15/2020	1,169,000	12/15	1,888
Radio One, Inc., due 2/15/2020	100,000	4/16	77,049
SiTV LLC / SiTV Finance, Inc.,
due 7/1/2019	250,000	9/16	168,082
Arch Coal, Inc. – warrant	130	12/15	—
Arch Coal, Inc.	60	12/15	2,011
Bluestem Group, Inc.	79,000	8/16-12/16	94,736
Dover Motorsports, Inc.	32,731	9/16-11/16	81,726
Radio One, Inc.	18,276	8/15-5/16	33,255
Spanish Broadcasting
System, Inc. – Class A	21,907	11/15-3/16	75,353
Xcel Brands, Inc.	9,973	7/15-11/16	61,329

I.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

J.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Fund’s advisor, Kellner Management, L.P. (the “Advisor”), and consistent with the Fund’s investment objective and policies.

When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent the Fund does not hold such a security, will either earmark securities or maintain a segregated account with the Fund’s custodian consisting of cash or high-grade securities equal to the market value of the option, marked to market daily. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Fund may enter into total return swap agreements. A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying assets. The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the statement of operations. Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the statement of operations.

The Fund invests in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts shown in the statement of assets and liabilities.

As of December 31, 2016, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contracts –
Purchased Options	Investments in securities, at value	$4,460
Equity Contracts	Unrealized depreciation
	on purchased options	(10,868)

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

The effect of derivative instruments on the statement of operations for the year ended December 31, 2016 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(9,820)
Equity Contracts	Realized gain on written options	16,378
Equity Contracts	Realized gain on swap contracts	3,030
Equity Contracts	Change in unrealized depreciation
	on purchased options	(7,070)
Equity Contracts	Change in unrealized depreciation
	on swap contracts	1,374

The average monthly market values of purchased and written options during the year ended December 31, 2016 for the Fund was $6,672 and $3,919, respectively. The average monthly notional values of long and short total return swaps held by the Fund during the year ended December 31, 2016 were $259,990 and $16,387, respectively.

Transactions in written options contracts for the year ended December 31, 2016, are as follows:

	Contracts	Premiums Received
Beginning balance	—	$—
Options written	176	19,742
Options closed	(21)	(3,940)
Options expired	(155)	(15,802)
Outstanding at December 31, 2016	—	$—

The Fund is required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to over-the-counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

At December 31, 2016, the Fund did not hold investments such as written options and total return swaps which require disclosure of offsetting amounts.

K.
New Accounting Pronouncement: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

L.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, preferred stocks, closed-end funds and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities: Debt securities, such as corporate bonds, asset-backed securities, municipal bonds, and U.S. Government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy. Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Total Return Swaps: Prices of swap contracts are provided by a pricing service approved by the Board of Trustees (“Board”) and are generally classified in level 2.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Administrative Support	$180,931	$—	$—	$180,931
Arts, Entertainment and
Recreation	75,281	—	—	75,281
Finance and Insurance	725,927	—	—	725,927
Information	759,933	—	—	759,933
Manufacturing	1,942,049	—	—	1,942,049
Mining, Quarrying, and Oil
and Gas Extraction	4,857	—	—	4,857
Other Services	60,113	—	—	60,113
Professional, Scientific and
Technical Services	139,212	—	—	139,212
Retail Trade	317,653	—	—	317,653
Transportation and
Warehousing	279,976	—	—	279,976
Utilities	176,687	—	—	176,687
Wholesale Trade	160,380	—	—	160,380
Total Common Stocks	4,822,999	—	—	4,822,999
REITS	125,829	—	—	125,829
Warrants	19,000	4,816	—	23,816
Preferred Stocks
Finance and Insurance	15,120	—	—	15,120
Total Preferred Stocks	15,120	—	—	15,120
Closed-End Funds	514,665	—	—	514,665
Fixed Income
Convertible Bonds	—	252,762	—	252,762
Corporate Bonds	—	245,000	—	245,000
Municipal Bonds	—	462,963	—	462,963
Total Fixed Income	—	960,725	—	960,725
Purchased Options
Call Options	—	3,510	—	3,510
Put Options	—	950	—	950
Total Purchased Options	—	4,460	—	4,460
Money Market Funds	3,168,250	—	—	3,168,250
Total Investments in Securities	$8,665,863	$970,001	$—	$9,635,864

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

	Level 1	Level 2	Level 3	Total
Liabilities:
Securities Sold Short	$2,635,554	$364,265	$—	$2,999,819

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2016, the end of the reporting period. During the year ended December 31, 2016, the Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2016, the Advisor provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended December 31, 2016, the Fund incurred $149,058 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends and interest expense on securities sold short and extraordinary expenses) to 1.99% and 1.74% of average daily net assets for Investor Class shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2016, the Advisor reduced its fees in the amount of $196,823; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

Date	Amount
12/31/17	$24,266
12/31/18	193,485
12/31/19	196,823
$414,574

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. This same Trustee is an interested person of the Distributor.

For the year ended December 31, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$105,379
Transfer agency (a)	36,073
Custody	8,461
Chief Compliance Officer	9,000
(a) Does not include out-of-pocket expenses.

At December 31, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$17,624
Transfer agency (a)	6,013
Custody	1,425
Chief Compliance Officer	1,500
(a) Does not include out-of-pocket expenses.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended December 31, 2016, the Fund incurred distribution expenses of $4 for the Investor Class shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,026,907 and $10,699,959, respectively. There were no purchases and sales of U.S. Government securities during the year ended December 31, 2016.

NOTE 7 – UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

As of December 31, 2016, the Fund currently invests 31.6% of its net assets in Fidelity Investments Money Market Government Portfolio – Class I. The investment in Fidelity Investments Money Market Government Portfolio – Class I represents less than 0.01% of Fidelity Investments Money Market Government Portfolio – Class I net assets, which was approximately $36.7 billion at December 31, 2016. If the Advisor determines that it is in the best interest of the Fund and its shareholders, it may redeem its investment.

The performance of the Fund may be directly affected by the performance of the Fidelity Investments Money Market Government Portfolio – Class I. The investment strategy of Fidelity Investments Money Market Government Portfolio – Class I: invest at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). The net expense ratio per the March 31, 2016 Annual Report of Fidelity Investments Money Market Government Portfolio – Class I was 0.16%. The financial statements of the Fidelity Investments Money Market Government Portfolio – Class I can be found at the Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2016 and the year ended December 31, 2015 was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$231,145	$181,629
Long-Term Capital Gains	33,202	—

As of December 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$9,883,420
Gross unrealized appreciation	465,321
Gross unrealized depreciation	(712,877)
Net unrealized depreciation (a)	(247,556)
Net unrealized depreciation on short sales
and foreign currency	(173,717)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(31,258)
Total accumulated earnings/(losses)	$(452,531)

(a)	The difference between book basis and tax basis net unrealized depreciation and cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At December 31, 2016, the Fund deferred, on a tax basis, post-October capital losses of $31,258.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Management Risk. The Advisor’s management practices and investment strategies might not produce the desired results. The Advisor may be incorrect in its assessment of a stock’s appreciation potential.

•
Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons. These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

•
Equity Risk. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

•	Non-Diversification Risk. To the extent that the Fund invests its assets in fewer securities, it is subject to greater risk of loss if any of those securities become permanently impaired.

•
Foreign Securities Risk. The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Small- and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Other Investment Fund Risk. When the Fund invests in other investment vehicles, which may include partnerships, ETFs or mutual funds, it will bear additional expenses based on its pro rata share of the fund’s operating expenses, including the potential duplication of management fees. The risk of owning another fund generally reflects the risks of owning the underlying securities the other fund holds. The Fund also will incur brokerage costs when it purchases ETFs.

•
Stressed and Distressed Securities Risk. The Fund may invest in securities and other obligations of issuers that are stressed, distressed or in bankruptcy, including debt obligations that are in covenant or payment default. Such investments may be considered illiquid, frequently are difficult to trade and may trade significantly below par. Such investments are considered speculative and the Fund’s ability to receive payment on such obligations is subject to significant uncertainty and may be subject to lengthy delays. The Fund may receive partial payment or no payment on these obligations.

•	Fixed Income Securities Risk. The following risks are associated with the Fund’s investment in fixed income securities.

•
Prepayment and Extension Risk. Securities may be paid off earlier or later than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

•
Interest Rate Risk. Fixed income securities may decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

•
Credit Risk. Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.

•
High-Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

•
Derivatives Risk. The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce returns and/or increase volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund’s use of derivatives may result in losses to the Fund. Derivatives in which the Fund may invest can be illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments in the manner intended. Certain types of derivatives, including forward contracts, over-the-counter options and other over-the-counter transactions involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Swap Agreement Risks. A swap agreement provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments

KELLNER EVENT FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

or instruments. By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Advisor is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

•	Leverage Risk. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Short Sales Risk. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

•
Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell. If that happens, the Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on the Fund’s performance.

•
Merger Arbitrage Risk. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

•
Asset Allocation Risk. The Fund may overweight or underweight certain issuers, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those issuers, industries or sectors, and may cause the Fund to underperform other funds with similar investment objectives that are not overweight or underweight the same issuers, industries or sectors.

•
Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risks and equity risk. In general, the value of bonds and other debt securities falls when interest rates rise. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.

•
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

KELLNER EVENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Kellner Event Fund

We have audited the accompanying statement of assets and liabilities of the Kellner Event Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2016, and the related statement of operations and the statement of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 28, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kellner Event Fund as of December 31, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period November 28, 2014 to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017

KELLNER EVENT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 7-8, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) for another annual term for the Kellner Event Fund (the “Fund”). At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund as of June 30, 2016 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks. When reviewing performance of the Fund against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of

KELLNER EVENT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

risk tolerance, may differ significantly from funds in the peer universe. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year and since inception periods.

The Board also considered any differences in performance between a similarly managed hedge fund (managed by the Advisor’s affiliate) and the performance of the Fund and noted the Advisor’s representations that the accounts are not directly comparable as the similarly managed hedge fund also has sleeves that focus on other investment strategies. The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts. The Board found that the advisory fee charged to the Fund was equal to the advisory fee charged to the similarly managed hedge fund (managed by the Advisor’s affiliate), although that account also charges an incentive fee.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.99% for Investor Class shares and 1.74% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for both the Investor Class shares and Institutional Class shares were above the peer group median and average. Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Investor Class shares was above the peer group median and average of this segment of its peer group and the total expense ratio for the Institutional Class was above the median and below the average of this segment of its peer group. The Board noted that the contractual advisory fee was significantly above its peer group median and average, as well as significantly above the peer group median and average when adjusted to include only funds with similar asset sizes. The

KELLNER EVENT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Advisor received no advisory fees from the Fund during the most recent fiscal period. The Board also took into consideration the services the Advisor’s affiliate provides to a similarly managed hedge fund, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were equal to the management fees charged by the Advisor’s affiliate to its similarly managed hedge fund, although that account also charges an incentive fee. The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if the Fund’s assets should increase materially from current levels. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund with respect to Investor Class shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage. The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Fund through separately managed accounts, and as a result the Advisor was not receiving additional fall-out benefits from any such relationships. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

KELLNER EVENT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for the Kellner Event Fund would be in the best interest of the Fund and its shareholders.

KELLNER EVENT FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	2	Trustee,
(age 70)		term;	Delta Housing		Advisors Series
615 E. Michigan Street		since	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202		March	housing management)		not affiliated
		2014.	(2012 to present);		with the Funds);
			Trustee and Chair		Independent
			(2000 to 2012), New		Trustee from
			Covenant Mutual		1999 to 2012,
			Funds (1999 to 2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha Gamma		(an open-end
			Delta Foundation		investment
			(philanthropic		company with
			organization) (2005		4 portfolios).
to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 82)		term;	President, Hotchkis and		Advisors Series
615 E. Michigan Street		since	Wiley Funds (mutual		Trust (for series
Milwaukee, WI 53202		May	funds) (1985 to 1993).		not affiliated
		2002.			with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 77)		term;	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

KELLNER EVENT FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	2	Trustee,
(age 58)		term*;	Group, Inc. (financial		Advisors Series
615 E. Michigan Street		since	consulting firm) (1998		Trust (for series
Milwaukee, WI 53202		January	to present).		not affiliated
		2016.			with the Funds);
Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
13 portfolios),
DoubleLine
Equity Funds,
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010
to present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 69)	Trustee	term;	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

KELLNER EVENT FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term; since	President, CEO, U.S. Bancorp
(age 69)	Chief	September 2007.	Fund Services, LLC
615 E. Michigan Street	Executive		(May 1991 to present).
Milwaukee, WI 53202	Officer

Douglas G. Hess	President and	Indefinite term; since	Senior Vice President,
(age 49)	Principal	June 2003.	Compliance and Administration,
615 E. Michigan Street	Executive		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer		(March 1997 to present).

Cheryl L. King	Treasurer and	Indefinite term; since	Vice President, Compliance and
(age 55)	Principal	December 2007.	Administration, U.S. Bancorp
615 E. Michigan Street	Financial		Fund Services, LLC (October
Milwaukee, WI 53202	Officer		1998 to present).

Kevin J. Hayden	Assistant	Indefinite term; since	Assistant Vice President,
(age 45)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2005 to present).

Michael L. Ceccato	Vice President,	Indefinite term; since	Senior Vice President,
(age 59)	Chief Compliance	September 2009.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer and AML		(February 2008 to present).
Milwaukee, WI 53202	Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term; since	Senior Vice President and
(age 51)		September 2015.	Counsel, U.S. Bancorp Fund
615 E. Michigan Street			Services, LLC (May
Milwaukee, WI 53202			2006 to present).

KELLNER EVENT FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite term; since	Assistant Vice President, U.S.
(age 30)	Secretary	September 2015.	Bancorp Fund Services, LLC
615 E. Michigan Street			(July 2013 to present); Proxy
Milwaukee, WI 53202			Voting Coordinator and Class
Action Administrator, Artisan
Partners Limited Partnership
(September 2012 to July 2013);
Legal Internship, Artisan Partners
Limited Partnership (February
2012 to September 2012);
J.D. Graduate, Marquette
University Law School
(2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund and the Kellner Merger Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

KELLNER EVENT FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

KELLNER EVENT FUND

NOTICE TO SHAREHOLDERS at December 31, 2016 (Unaudited)

For the year ended December 31, 2016, the Fund designated $231,145 as ordinary income and $33,202 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2016, the percentage of dividends declared from net investment income designated as qualified dividend income was 23.89%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2016 was 23.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2016 was 100.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

KELLNER EVENT FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 855-535-5637.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$38,800	$34,800
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  3/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   3/7/17

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date  3/7/17

* Print the name and title of each signing officer under his or her signature.